239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 NASDAQ: MRBK First Quarter 2024 Earnings Supplement

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 2Meridian Corporation FORWARD-LOOKING STATEMENTS Meridian Corporation (the “Corporation”) may from time to time make written or oral “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements with respect to Meridian Corporation’s strategies, goals, beliefs, expectations, estimates, intentions, capital raising efforts, financial condition and results of operations, future performance and business. Statements preceded by, followed by, or that include the words "will", “may,” “could,” “should,” “pro forma,” “looking forward,” “would,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” "project", or similar expressions generally indicate a forward-looking statement. Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those in such statements. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: Local, regional, national and international economic conditions and the impact they may have on us and our customers and our assessment of that impact; Volatility and disruption in national and international financial markets; Adverse developments in the banking industry highlighted by high-profile bank failures and the potential impact of such developments on customer confidence, liquidity, and regulatory responses to these developments; Government intervention in the U.S. financial system; Changes in the mix of loan geographies, sectors and types or the level of non-performing assets and charge-offs; Our ability to manage our commercial real estate exposure; Changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; The effects of and changes in trade and monetary and fiscal policies and laws, including the interest rate policies of the Federal Reserve Board; Inflation, interest rate, securities market and monetary fluctuations; The effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities and insurance) with which we and our subsidiaries must comply; Impairment of our goodwill or other intangible assets; Acts of God or of war or terrorism; Changes in consumer spending, borrowings and savings habits; Changes in the financial performance and/or condition of our borrowers; Technological changes, including the rise of AI as a commonly used resource; The cost and effects of cyber incidents or other failures, interruption or security breaches of our systems or those of third-party providers; Acquisitions and integration of acquired businesses; Our ability to increase market share and control expenses; Our ability to attract and retain qualified employees; Changes in the competitive environment in our markets and among banking organizations and other financial service providers; The effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the PCAOB, the FASB and other accounting standard setters; Changes in the reliability of our vendors, internal control systems or information systems; Changes in our liquidity position; Changes in our organization, compensation and benefit plans; The costs and effects of legal and regulatory developments, the resolution of legal proceedings or regulatory or other governmental inquiries, the results of regulatory examinations or reviews and the ability to obtain required regulatory approvals; Greater than expected costs or difficulties related to the integration of new products and lines of business; Our success at managing the risks involved in the foregoing items. Meridian Corporation cautions that the foregoing factors are not exclusive, and neither such factors nor any such forward-looking statement takes into account the impact of any future events. All forward-looking statements and information set forth herein are based on management’s current beliefs and assumptions as of the date hereof and speak only as of the date they are made. For a more complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review the Corporation’s filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2023 and subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K that update or provide information in addition to the information included in the Form 10-K and Form 10-Q filings, if any. The Corporation does not undertake to update any forward-looking statement whether written or oral, that may be made from time to time by the Corporation or by or on behalf of Meridian Bank, except as may be required under applicable laws.

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 3Meridian Corporation GEOGRAPHIC FOOTPRINT Regional Market Full service branch Loan production office • Serves PA, NJ, DE & MD • Philadelphia MSA is 8th largest in the US • HQ in Malvern, PA • 6 full service branches • Main office in Wayne, PA • 8 mortgage loan production offices Satellite Commercial Loan Production Office • Naples, FL • Reaches broad SW FL market

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 4Meridian Corporation COMPANY SNAPSHOT (1) Includes home equity loans, residential mortgage loans and individual consumer loans. • Meridian is an innovative, growth oriented commercial bank serving the Philadelphia Metro area and Baltimore /DC market. • Meridian specializes in business and industrial lending, retail and commercial real estate lending, along with a broad menu of depository products. • We deliver these services with great technology, supported by robust online and mobile access, and modest physical locations convenient to our customers. Cash & investments 9% C & I loans 26% CRE loans 33% Construction loans 12% Consumer loans (1) 16% Other assets 4% Asset Mix at March 31, 2024 Profile and Business Lines

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 5Meridian Corporation MRBK INVESTMENT HIGHLIGHTS "Go to" bank in the Delaware Valley Strong sales culture that capitalizes on market disruption. Regional presence with a community touch. Comfortably handle all but the largest companies. Demonstrated organic growth engine in diversified loan segments. Skilled management team with extensive in- market experience. Focus on Commercial, CRE and SBA lending - 70% of income Valuable customer base trained to solely use electronic channel.

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 6Meridian Corporation Q1'2024 HIGHLIGHTS 1) As of and for the quarter ended and year ended March 31, 2024, per April 26, 2024 press release. 2) Includes loans held for sale and loans held for investment. 3) A Non-GAAP measure. See Non-GAAP reconciliation in the Appendix. Balance Sheet ($ in Millions) March 31, 2024 December 31, 2023 March 31, 2023 Total Assets $ 2,293 $ 2,246 $ 2,230 Total Loans & Leases² $ 1,985 $ 1,921 $ 1,854 Deposits $ 1,901 $ 1,823 $ 1,770 Equity $ 160 $ 158 $ 153 Tangible Equity to Tangible Assets3 6.82% 6.87% 6.70 % Profitability (%) Q1'2024 Q4'2023 Q1'2023 Return on average equity 6.73% 1.44% 10.65% Return on average assets 0.47% 0.10% 0.78% Net interest margin 3.09% 3.18% 3.61% Net Income & Share Data Q1'2024 Q4'2023 Q1'2023 (dollars in thousands, except for per share amounts) Net income $ 2,676 $ 571 $ 4,021 Diluted earnings per share $ 0.24 $ 0.05 $ 0.34 Price per common share $ 9.92 $ 13.90 $ 12.60 Tangible book value per share $ 13.96 $ 13.78 $ 13.18 Pre-tax, pre-provision income3 $ 6,419 $ 5,356 $ 6,526 Pre-tax, pre-provision income - Bank3 $ 6,406 $ 5,757 $ 8,358 Dividends per common share $ 0.125 $ 0.125 $ 0.125 Dividend yield - annualized 5.0% 0.9% 4.0 % Payout ratio 52.1% 250.0% 34.7 % Commercial loans up $72 million or 5% Q over Q and up $137 million or 10% year over year Non-interest expense down $1.5 million Q over Q driving increase in pre-tax, pre-provison income

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 7Meridian Corporation INCOME STATEMENT HIGHLIGHTS ($000s) % of Pre-tax, Pre-provision Income by Segment (Q1 24) Bank, 99.8% Wealth, 7.4% $17,677 $6,638 $17,789 $4,021 $16,942 $8,117 $19,703 $571 $16,609 $7,984 $18,174 $2,676 Q1'2023 Q4'2023 Q1'2024 Net interest income Non-interest income Non-interest exp Net Income $— $5,000 $10,000 $15,000 $20,000 $25,000 Earnings per Share Q1'2024 Q4'2023 Q1'2023 Basic earnings per share $ 0.24 $ 0.42 $ 0.42 Diluted earnings per share $ 0.24 $ 0.41 $ 0.41 Pre-tax Income by Segment Q1'2024 Q4'2023 Q1'2023 Bank $ 6,406 $ 5,757 $ 8,358 Wealth 478 267 231 Mortgage (465) (668) (2,063) Total Pre-tax Income $ 6,419 $ 5,356 $ 6,526

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 8Meridian Corporation NET INTEREST MARGIN N IM Net Interest Margin Trend 3.61% 3.33% 3.29% 3.18% 3.09% 6.30% 6.57% 6.76% 6.81% 6.90% 2.83% 3.39% 3.63% 3.81% 4.00% Net Interest Margin Yield on Earning Assets Cost of Funds Q1' 2023 Q2' 2023 Q3' 2023 Q4' 2023 Q1' 2024 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00%

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 9Meridian Corporation NON-INTEREST INCOME (Dollars in thousands) Q1'2024 Q4'2023 $ Change Mortgage banking income 1 3,688 3,335 353 SBA income 986 1,022 (36) Wealth management income 1,317 1,239 78 Other income 1,993 2,521 (528) Total $ 7,984 $ 8,117 $ (133) Note 1 - includes FV change on mortgages HFS and related hedging derivatives. Mortgage banking income, 46.2% Wealth management income, 16.5% SBA income, 12.3% Other income, 25.0% Other income typically includes title fee income, swap fee income, fair value changes, FHLB stock dividends, BOLI income, service charges and other income.

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 10Meridian Corporation MORTGAGE PERFORMANCE Net Profit (Loss) ($000s) $20,899 $14,633 $(2,627) $(5,212) $(472) Revenue Expense Net Profit (Loss) 2020 2021 2022 2023 Q1 2024 $(20,000) $— $20,000 $40,000 $60,000 $80,000 $100,000 Cumulative Expense Reductions ($000s) $336 $853 $1,593 $1,636 $1,903 $2,673 $3,803 $3,810 Cumulative expense reductions LTD Q2 22 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 $— $1,000 $2,000 $3,000 $4,000 $5,000

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 11Meridian Corporation MORTGAGE VOLUME & MARGIN TRENDS • Margin: Q1'24 margin of 2.95% up 19 bps from 2.76% for the prior quarter. • Volume continues to be impacted by lack of home inventory, higher mortgage rates, and high property values. 2Q'22 3Q'22 4Q'22 1Q'23 2Q'23 3Q'23 4Q'23 1Q'24 Refinance (%) 14.87% 13.69% 11.31% 12.62% 9.06% 9.70% 13.12% 15.59 % Purchase (%) 85.13% 86.31% 87.60% 87.44% 90.94% 90.30% 86.88% 84.41 % Lo an S al e M ar gi n %

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 12Meridian Corporation NON-INTEREST EXPENSE (% of total non-interest expense during Q1'2024) (Dollars in thousands) Q1'2024 Q4'2023 $ Change Salaries and employee 10,573 11,744 (1,171) Occupancy and equipment 1,233 1,232 1 Professional fees 1,498 1,382 116 Data processing and information technology 1,532 1,651 (119) Other 3,338 3,694 (356) Total $ 18,174 $ 19,703 $ (1,529) Salaries and employee benefits, 58.2% Occupancy and equipment, 6.8% Professional fees, 8.2% Data processing and information technology, 8.4% Other, 18.4% Other expense typically includes advertising and promotion, communication, employee and other expenses. Reduction in salaries and other expenses improved 1Q efficiency ratio 5bps over prior quarter to 74% consolidated and 65%, excluding mortgage.

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 13Meridian Corporation LOAN PORTFOLIO TRENDS Q1'2024 vs Q4'2023 (Dollars in thousands) March 31, 2024 QTR Growth % Commercial mortgage 763,356 3.5 % Home equity lines and loans 76,746 0.6 % Residential mortgage 262,837 0.9 % Construction 263,072 6.7 % Commercial and industrial 328,148 2.6 % SBA loans 146,604 3.0 % Consumer 381 (2.1) % Leases, net 108,892 (10.5) % Total portfolio loans $ 1,950,036 3.3 % Commercial mortgage, 39% Consumer loans, 17% Construction, 13% Commercial and industrial, 17% SBA loans, 8% Leases, 6% Commercial - 82% Consumer- 17%

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 14Meridian Corporation Construction, 18.1% RE Investment, 22.8% Residential Mtg, 13.1% Other, 7.0% Manufacturing, 7.0% Retail Trade, 2.9% WholesaleTrade, 3.6% Health & Social Serv, 4.7% Professional Serv, 4.5% HELOC, 3.9% Leisure, 4.5% Science & Tech, 3.7% Admin & Support, 2.1% RE & Rental Lease, 1.0% Resi Construction, 0.4% Waste Mgmt & Remediation, 0.6% LOAN PORTFOLIO DIVERSIFICATION Total Loans $2.0 billion 1 (as a % of total loans) Type Amount % of Total Loans Industrial 77,918 4 % Office 51,617 3 % Hotel 51,607 3 % Retail 18,340 1 % Other 35,242 2 % Total 234,724 13 % Non-owner occupied loans Included in RE Investment:

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 15Meridian Corporation ASSET QUALITY TRENDS 1) Includes loans held for sale and held for investment. 2) Q1'24 NP loans: $15.3 million commercial loans ($10.5 million from one commercial relationship), $12.7 million SBA loans, $8.2 million other, $2.0 million leases. Non-performing Loans(1) Net Charge-offs / Average Loans Net Charge-off Analysis ($000's) $1,453 $987 $913 $2,197 $2,310 0.08% 0.05% 0.05% 0.11% 0.12% Leases SBA Loans Commercial Loans Other Net Charge-off % Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 $— $500 $1,000 $1,500 $2,000 $2,500 —% 0.05% 0.10% 0.15% 0.20%$10.5 million relate to one relationship Non-performing loans ($000's) 1.25% 1.44% 1.53% 1.76% 1.93% Leases SBA Loans Commercial Loans Other NPLs / Loans Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 $— $10,000 $20,000 $30,000 $40,000 $50,000 1.00% 1.25% 1.50% 1.75% 2.00%

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 16Meridian Corporation ACL Funded Analysis (Q1 24 vs Q4 23) 16 Funded ACL ($000's) March 31, 2024 Funded ACL as % of Portfolio December 31, 2023 Funded ACL as % of Portfolio Commercial loans (C&I, CRE, and construction) 9,845 0.73% 9,378 0.73 % Small business loans 7,805 5.32% 7,005 4.92 % Home equity lines and loans 958 1.25% 998 1.31 % Residential mortgage 1,177 0.45% 1,020 0.39 % Leases 3,385 3.11% 3,706 3.05 % Total Funded ACL $ 23,171 $ 22,107 ACL to Loans HFI (1) 1.19% 1.17% (1) Excludes loans held for sale and loans at FV Allowance composition by portfolio type

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 17Meridian Corporation DEPOSIT COMPOSITION Business Accounts, 52% Consumer Accounts, 14% Municipal Deposits, 10% Brokered Deposits, 24% Business Accounts Consumer Accounts Municipal Deposits Brokered Deposits Total Deposits $1.9 billion • At March 31, 2024, 65% of business accounts and 89% of consumer accounts were fully insured by the FDIC. • The average business money market account balance was $474 thousand at March 31, 2024. • The municipal deposits are 100% insured or collateralized and brokered deposits are 100% FDIC insured. • The level of uninsured deposits for the entire deposit base was 19% at March 31, 2024. (as a % of total deposits)

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 18Meridian Corporation INVESTMENT PORTFOLIO COMPOSITION • Total investment securities 8.2% of total assets: – 81% Available for sale (AFS). – 19% Held-to-maturity (HTM). • Portfolio duration - 4.3 years and average life - 5.3 years. • 12-month projected cash flow $25.0 million, or 13% of portfolio • AOCI of $8.9 million or 4.2% of Tier 1 capital. (1) Capital ratios reflect Meridian Bank ratios. US government agency 40.3% State & municipal - tax free 30.4% Other 10.8% US asset backed 10.2% State & municipal - taxable 7.2% Equity Securities 1.1% Total Securities $188.1 million

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 19Meridian Corporation STRONG BANK CAPITAL POSITION • All Bank capital ratios(1) exceed well capitalized regulatory requirements. • Community Banking Leverage Ratio (CBLR) of 9.42% • Q1'2024 dividend of $0.125 per common share. Excess Capital (000s) $100,606 $40,662 $73,259 $20,724 9.42% 9.87% 9.87% 10.95% Regulatory Minimum Excess Capital Ratio Tier 1 Leverage Ratio ($) Tier 1 Risk Based Ratio ($) CE Tier 1 Ratio ($) Total Risk Based Ratio ($) $— $50,000 $100,000 $150,000 $200,000 $250,000 9.00% 10.00% 11.00% 12.00% 13.00% 14.00% (1) Capital ratios reflect Meridian Bank ratios.

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 20Meridian Corporation MRBK GROWTH HISTORY Economic Tangible Book Value (TBV + Dividends) • Good stewards of capital with better than peer TBV + dividend growth Purchase Wealth Company Began Qtr Dividends 2 Special Dividends Peer group consists of all NASDAQ listed banks between $1 and $5 Billion (129) 9.8% CAGR MRBK 6.4% CAGR Peer group

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 21Meridian Corporation APPENDIX - HISTORICAL FINANCIAL HIGHLIGHTS AND RECONCILIATIONS OF NON-GAAP MEASURES

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 22Meridian Corporation HISTORICAL FINANCIAL HIGHLIGHTS 1) Includes loans held for sale and held for investment. 2) Includes loans held for investment (excluding loans at fair value). 3) A Non-GAAP measure. See Appendix for Non-GAAP to GAAP reconciliation. As of or the Quarter Ended As of or the Year Ended (dollars in thousands) Q1'2024 Q4'2023 Q1'2023 2023Y 2022Y 2021Y Balance Sheet Total Assets $ 2,292,923 $ 2,246,193 $ 2,229,783 $ 2,246,193 $ 2,062,228 $ 1,713,443 Loans (1) 1,985,439 1,920,622 1,853,890 1,920,622 1,765,925 1,467,339 Deposits 1,900,696 1,823,462 1,770,413 1,823,462 1,712,479 1,446,413 Gross Loans / Deposits 104.46% 105.33% 104.72% 105.33% 103.12% 101.45 % Capital Total Equity $ 159,936 $ 158,022 $ 153,049 $ 158,022 $ 153,280 $ 165,360 Tangible Common Equity / Tangible Assets - HC (3) 6.82% 6.87% 6.70% 6.87% 7.25% 9.42 % Tangible Common Equity / Tangible Assets - Bank (3) 8.93 8.94 8.26 8.94 8.80 11.54 Tier 1 Leverage Ratio - Bank 9.42 9.46 9.32 9.46 9.95 11.51 Total Capital Ratio - Bank 10.95 11.17 11.41 11.17 11.87 14.63 Commercial Real Estate Loans / Total RBC 266.6% 255.9% 240.7% 255.9% 232.8% 167.2 % Earnings & Profitability Net Income $ 2,676 $ 571 $ 4,021 $ 13,243 $ 21,829 $ 35,585 ROA 0.47% 0.10% 0.78% 0.61% 1.18% 2.06 % ROE 6.73 1.44 10.65 8.53 13.87 23.74 Net Interest Margin (NIM)(TEY) 3.09 3.18 3.61 3.35 3.98 3.77 Non-Int Inc. / Avg. Assets 1.42 1.45 1.29 1.48 2.26 5.09 Efficiency Ratio 73.90% 78.63% 73.16% 76.43% 72.81% 68.65 % Asset Quality Nonaccrual Loans / Loans (1) 1.93% 1.76% 1.25% 1.76% 1.20% 1.57 % NPAs / Assets 1.74 1.58 1.11 1.58 1.11 1.34 Reserves / Loans (2) (3) 1.19 1.17 1.13 1.17 1.09 1.46 NCOs / Average Loans 0.12% 0.11% 0.08% 0.30% 0.15% 0.00 % Yield and Cost Yield on Earning Assets (TEY) 6.90% 6.81% 6.31% 6.62% 5.02% 4.27 % Cost of Deposits 3.84 3.66 2.64 3.24 0.97 0.48 Cost of Interest-Bearing Liabilities 4.51% 4.36% 3.36% 3.97% 1.36% 0.65%

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 23Meridian Corporation Allowance For Credit Losses to Loans, Net of Fees and Costs, Excluding Loans at Fair Value (dollars in thousands) March 31, 2024 December 31, 2023 September 30, 2023 June 30, 2023 March 31, 2023 Allowance for credit losses (GAAP) $ 23,171 $ 22,107 $ 19,683 $ 20,242 $ 20,442 Loans, net of fees and costs (GAAP) 1,956,315 1,895,806 1,885,629 1,859,839 1,818,189 Less: Loans fair valued (13,139) (13,726) (13,231) (14,403) (14,434) Loans, net of fees and costs, excluding loans at fair value (non- GAAP) $ 1,943,176 $ 1,882,080 $ 1,872,398 $ 1,845,436 $ 1,803,755 Allowance for credit losses to loans, net of fees and costs (GAAP) 1.18% 1.17% 1.04% 1.09% 1.12 % Allowance for credit losses to loans, net of fees and costs, excluding loans at fair value (non-GAAP) 1.19% 1.17% 1.05% 1.10% 1.13 % RECONCILIATION OF NON-GAAP MEASURES Meridian believes that non-GAAP measures are meaningful because they reflect adjustments commonly made by management, investors, regulators and analysts. The non-GAAP disclosure have limitations as an analytical tool, should not be viewed as a substitute for performance and financial condition measures determined in accordance with GAAP, and should not be considered in isolation or as a substitute for analysis of Meridian’s results as reported under GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies. Pre-tax, Pre-provision Reconciliation Three Months Ended (Dollars in thousands, except per share data) March 31, 2024 December 31, 2023 March 31, 2023 Income before income tax expense $ 3,553 $ 728 $ 5,127 Provision for credit losses 2,866 4,628 1,399 Pre-tax, pre-provision income $ 6,419 $ 5,356 $ 6,526 Bank $ 6,406 $ 5,757 $ 8,358 Wealth 478 267 231 Mortgage (465) (668) (2,063) Pre-tax, pre-provision income $ 6,419 $ 5,356 $ 6,526

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 24Meridian Corporation (dollars in thousands) March 31, 2024 December 31, 2023 September 30, 2023 June 30, 2023 March 31, 2023 Tangible common equity ratio - Consolidated: Total stockholders' equity (GAAP) $ 159,936 $ 158,022 $ 155,114 $ 153,962 $ 153,049 Less: Goodwill and intangible assets (3,819) (3,870) (3,921) (3,972) (4,023) Tangible common equity (non-GAAP) $ 156,117 $ 154,152 $ 151,193 $ 149,990 $ 149,026 Total assets (GAAP) $ 2,292,923 $ 2,246,193 $ 2,230,971 $ 2,206,877 $ 2,229,783 Less: Goodwill and intangible assets (3,819) (3,870) (3,921) (3,972) (4,023) Tangible assets (non-GAAP) $ 2,289,104 $ 2,242,323 $ 2,227,050 $ 2,202,905 $ 2,225,760 Tangible common equity ratio (non-GAAP) 6.82% 6.87% 6.79% 6.81% 6.70 % Tangible common equity ratio - Bank: Total stockholders' equity (GAAP) $ 208,319 $ 204,132 $ 201,996 $ 192,209 $ 187,954 Less: Goodwill and intangible assets (3,819) (3,870) (3,921) (3,972) (4,023) Tangible common equity (non-GAAP) $ 204,500 $ 200,262 $ 198,075 $ 188,237 $ 183,931 Total assets (GAAP) $ 2,292,894 $ 2,244,893 $ 2,232,297 $ 2,208,252 $ 2,229,721 Less: Goodwill and intangible assets (3,819) (3,870) (3,921) (3,972) (4,023) Tangible assets (non-GAAP) $ 2,289,075 $ 2,241,023 $ 2,228,376 $ 2,204,280 $ 2,225,698 Tangible common equity ratio (non-GAAP) 8.93% 8.94% 8.89% 8.54% 8.26 % RECONCILIATION OF NON-GAAP MEASURES